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Exhibit 3.6





                                     BYLAWS
                                       OF
                             GENESIS FINANCIAL, INC.










                      AS ADOPTED BY THE BOARD OF DIRECTORS
                                JANUARY 25, 2002


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                                    CONTENTS
ARTICLE I Corporate Offices.......................................................................................1

ARTICLE II Stock  1
         2.1      Issuance of Shares..............................................................................1
         2.2      Fractional Shares or Scrip......................................................................1
         2.3      Issuance of Rights or Options to Purchase Shares................................................2
         2.4      Preemptive Rights...............................................................................2
         2.5      Certificates of Stock...........................................................................2
         2.6      Lost or Destroyed Certificates..................................................................3
         2.7      Stock Records...................................................................................3
         2.8      Record Owners...................................................................................3
         2.9      Stock Transfers.................................................................................3
         2.10     Restrictions on Transfer........................................................................4

ARTICLE III SHAREHOLDERS..........................................................................................4
         3.1      Annual Meeting..................................................................................4
         3.2      Special Meetings................................................................................4
         3.3      Adjourned Meetings..............................................................................4
         3.4      Meeting Place...................................................................................4
         3.5      Chairman of the Meeting.........................................................................5
         3.6      Notice of Shareholders' Meetings................................................................5
         3.7      Waiver of Notice................................................................................6
         3.8      Quorum..........................................................................................6
         3.9      Attendance by Communications Equipment..........................................................6
         3.10     Voting..........................................................................................6
         3.11     Proxies.........................................................................................7
         3.12     Corporation's Acceptance of Votes...............................................................7
         3.13     Shareholders' List for Meeting..................................................................8
         3.14     Fixing the Record Date..........................................................................8
         3.15     Action by Shareholders without a Meeting .......................................................9
         3.16     Ratification...................................................................................10

ARTICLE IV Board of Directors....................................................................................10
         4.1      Management Responsibility......................................................................10
         4.2      Committees.....................................................................................10
         4.3      Duties of Directors............................................................................11
         4.4      Number and Qualification of Directors .........................................................11
         4.5      Election of Directors..........................................................................12
         4.6      Term of Office.................................................................................12
         4.7      Vacancy on Board of Directors..................................................................12
         4.8      Resignation....................................................................................12
         4.9      Removal........................................................................................12
         4.10     Meetings.......................................................................................13
         4.11     Quorum and Voting of Directors.................................................................13

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
         4.12     Attendance by Communications Equipment.........................................................14
         4.13     Action by Directors without a Meeting..........................................................14
         4.14     Notice of Meeting..............................................................................14
         4.15     Chairman of the Meeting........................................................................14
         4.16     Compensation...................................................................................15
         4.17     Liability for Unlawful Distributions...........................................................15

ARTICLE V Conflicting Interest Transactions......................................................................15
         5.1      Definitions....................................................................................15
         5.2      Directors' Action .............................................................................16
         5.3      Shareholders' Action ..........................................................................17

ARTICLE VI Indemnification.......................................................................................17
         6.1      Indemnification Definitions....................................................................17
         6.2      Indemnification................................................................................18
         6.3      Advance for Expenses...........................................................................19
         6.4      Determination and Authorization of Indemnification.............................................19
         6.5      Shareholder Authorized Indemnification and Advancement of Expenses.............................20
         6.6      Indemnification of Officers, Employees, and Agents.............................................20
         6.7      Insurance......................................................................................21
         6.8      Report to Shareholders.........................................................................21

ARTICLE VII Officers.............................................................................................21
         7.1      Officers and Their Duties......................................................................21
         7.2      Qualifications.................................................................................23
         7.3      Standards of Conduct for Officers..............................................................23
         7.4      Bonds..........................................................................................24
         7.5      Delegation.....................................................................................24
         7.6      Election and Term of Office....................................................................24
         7.7      Vacancies......................................................................................24
         7.8      Resignation....................................................................................24
         7.9      Removal........................................................................................24
         7.10     Compensation...................................................................................24

ARTICLE VIII Dividends and Distributions.........................................................................25
         8.1      Distributions..................................................................................25
         8.2      Measure of Effect of Distribution..............................................................25
         8.3      Share Dividends................................................................................26
         8.4      Closure of the Stock Transfer Books............................................................26
         8.5      Reserves.......................................................................................26

ARTICLE IX Notices...............................................................................................26
         9.1      Method of Notice...............................................................................26
         9.2      Oral Notice....................................................................................27
         9.3      Waiver of Notice...............................................................................27

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
ARTICLE X Corporate Records......................................................................................27
         10.1     Maintenance of Corporate Records...............................................................27
         10.2     Shareholder's Right to Inspect and Copy Records................................................27
         10.3     Scope of Inspection Right......................................................................28
         10.4     Annual Report..................................................................................28

ARTICLE XI Financial Matters.....................................................................................28
         11.1     Books and Records of Account...................................................................28
         11.2     Balance Sheet and Income Statement ............................................................29
         11.3     Deposits.......................................................................................29
         11.4     Loans..........................................................................................29
         11.5     Fiscal Year....................................................................................29

ARTICLE XII Amendment of Articles and Bylaws.....................................................................29
         12.1     Amendment of Articles..........................................................................29
         12.2     Amendment of Bylaws by the Shareholders........................................................30
         12.3     Amendment of Bylaws by the Board...............................................................30

ARTICLE XIII Corporate Seal......................................................................................30

ARTICLE XIV Miscellany...........................................................................................30
         14.1 Inspector of Elections.............................................................................30
         14.2     Duties of Inspector of Elections...............................................................30
         14.3     Rules of Order.................................................................................31
         14.4     Number and Gender..............................................................................31
         14.5     Severability...................................................................................31

ARTICLE XV Authentication........................................................................................32

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                        BYLAWS OF GENESIS FINANCIAL, INC.
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1.       CORPORATE  OFFICES.  The corporation shall maintain a registered office in the State of Washington. The Board may establish other offices in or outside the State of Washington.

2.       STOCK.

         2.1.     ISSUANCE OF SHARES.

                  A. AUTHORIZED SHARES. The corporation may issue the number of shares of each class or series authorized by the Articles. Shares that are issued are outstanding shares until they are reacquired, redeemed, converted, or cancelled.

                  B. BOARD AUTHORIZATION FOR ISSUANCE. The Board must authorize any issuance of shares. The Board may issue shares in exchange for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. The Board's authorization must state the maximum number of shares of each class or series that may be issued and the price for each share.

                  C. SALES SUBJECT TO RESTRICTIONS. The corporation may issue shares which are subject to restrictions on their transfer, as provided in Section 2.10.

                  D. WHEN FULLY PAID. When the corporation has received the consideration in exchange for which the Board has authorized the issuance of shares, the shares issued will be fully paid and nonassessable.

                  E.       RE-ACQUISITION.  The  corporation may acquire its own
                           shares.   Shares   so   acquired   shall   constitute
                           authorized but unissued shares.

2.2.     FRACTIONAL SHARES OR SCRIP.

                  A.       ISSUANCE. The corporation may:

                           i. Issue fractions of a share or pay in money the value of fractions of a share;

                           ii. Arrange for disposition of fractional shares by the shareholders;

                           iii. Issue scrip entitling the holder to receive a full share upon surrendering enough scrip to equal a full share.



                  B. SCRIP. Each certificate representing scrip must be conspicuously labeled "scrip," and must state on its face:

                           i.       The name of this corporation;

                           ii. That this corporation is organized under the laws of the State of Washington;

                           iii.     The name of the person to whom it is issued;
                                    and
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                           iv.      The  fractional  portion and class of shares
                                    and the designation of the series, if any, the certificate represents.

                  C. RIGHTS OF HOLDERS. The holder of a fractional share is entitled to exercise the rights of a shareholder, including the right to vote, to receive dividends, and to participate in the assets of the corporation upon liquidation. The holder of scrip is not entitled to any of these rights unless the scrip so provides.

                  D. CONDITIONS ON ISSUANCE. The Board may authorize the issuance of scrip subject to any condition considered desirable, including:

                           i. That the scrip will become void if not exchanged for full shares before a specified date; and

                           ii. That the shares for which the scrip is exchangeable may be sold and the proceeds paid to the scripholders.

2.3. ISSUANCE OF RIGHTS OR OPTIONS TO PURCHASE SHARES. The corporation may issue rights, options, or warrants for the purchase of shares of the corporation. The Board shall determine the terms upon which the rights, options, or warrants are issued, their form and content, and the consideration for which the shares are to be issued upon exercise of any such right, option, or warrant.

2.4.     PREEMPTIVE  RIGHTS.  Shareholders  of  this  corporation  will  have no
         preemptive   rights  to  acquire   additional   shares  issued  by  the
         corporation, or any securities convertible into, or carrying or evidencing any rights or option to purchase, any such shares.

2.5. CERTIFICATES OF STOCK. The Secretary shall issue stock certificates evidencing ownership of shares in the corporation. Stock certificates shall be issued in their proper numerical order. Each shareholder shall be entitled to a certificate which has been signed either manually or in facsimile by the President or a Vice President, which has been attested to by the Secretary or an Assistant Secretary, and which has been sealed with the corporate seal. The Secretary may issue a certificate bearing the signature of an individual who no longer holds that office. Such a certificate shall have the same effect as it would if the person still held office on the date of issue. Every stock certificate shall state:

         a.       The name of the corporation;

         b.       That the corporation is incorporated in Washington;

         c. The name of the person to whom the shares represented by the certificate are issued;

         d. The number, class, and designation of the series, if any, of the shares represented by the certificate;

         e. If there is more than one class, a statement that the corporation will furnish to any shareholder, upon request and without charge, a full written statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized by the corporation, and the variations in rights, preferences, and limitations determined for each series; and

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                        BYLAWS OF GENESIS FINANCIAL, INC.
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         f.       Either a complete  description or a reference to the existence and general nature of any restrictions on the ownership or transfer of the shares which the certificate represents.

2.6. LOST OR DESTROYED CERTIFICATES. The Secretary may issue a replacement certificate in place of a lost, mutilated, or destroyed certificate, upon proof that the certificate was lost, mutilated, or destroyed, if the holder of the certificate gives a satisfactory bond of indemnity to the corporation. The Secretary may issue a replacement certificate without requiring any bond when the Board determines it is proper to do so.

2.7. STOCK RECORDS. The Secretary shall keep the stock transfer books at the registered office or principal place of business of the corporation, or at the office of the corporation's transfer agent or registrar. The Secretary, or the transfer agent or registrar, shall enter on the stock transfer books the name and address of each shareholder, together with the class, number of shares, and date on which the shares were issued or transferred to the shareholder. Each shareholder shall keep the shareholder's current address on file with the Secretary.

2.8. RECORD OWNERS. The corporation shall treat a shareholder of record as the owner of the shares for all purposes. The corporation shall not be bound to recognize any claim to or interest in any share on the part of any other person, whether or not it has notice of such a claim or interest, until that person's name has been entered on the transfer books as the shareholder of record.

2.9.     STOCK TRANSFERS.

         A. METHOD OF TRANSFER. Subject to any restrictions placed on the transfer of shares at or prior to the time such shares are issued, shareholders may transfer their shares by delivering the certificates to the transferee, accompanied by:

                  i. An assignment in writing on the back of the certificate, or an assignment separate from certificate, or a written power of attorney to sell, assign, and transfer the shares which is signed by the record holder of the certificate; and

                  ii. Any additional documents, instruments, or other evidences necessary to satisfy the requirements of any transfer restrictions applicable to the shares by law or by contract.

         B. SURRENDER OF OLD CERTIFICATE TO SECRETARY. Upon receipt of a transferred certificate, a transferee shall surrender the certificate, along with evidence that the certificate was transferred to the transferee, to the Secretary, so that the Secretary may record the transfer on the stock transfer books and issue a new certificate to the transferee.

         C. RECORDING TRANSFERS. Except as otherwise specifically provided in these Bylaws, the Secretary shall not record any shares of stock as having been transferred on the books of the corporation until the outstanding certificates for those shares have been surrendered to the corporation. The Secretary shall cancel all certificates surrendered to the corporation for transfer. The Secretary shall issue no new certificate until the former certificate representing those shares has been surrendered and cancelled, except as provided in Section 2.6.

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2.10.    RESTRICTIONS  ON  TRANSFER.  The Board may restrict the transfer of the corporation's shares as permitted by law. The existence of any such restriction shall be noted conspicuously on the front or back of the certificate. No such restriction will affect shares issued before the restriction was adopted, unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction.

3.       SHAREHOLDERS

3.1. ANNUAL MEETING. The corporation shall hold a meeting of the shareholders annually on a date and at a time and place set by the Board. The order of business at the annual meeting of shareholders shall be as follows:

         a.       Calling the meeting to order;

         b.       Proof of notice of meeting, or filing of waivers of notice;

         c.       Reading of minutes of the last annual meeting;

         d.       Reports from officers;

         e.       Reports from committees;

         f.       Election of directors; and

         g.       Other business.

3.2. SPECIAL MEETINGS. The corporation shall hold a special meeting of the shareholders:

         a.       On call of the Board, the Chairman, or the President; or

         b. If the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the meeting, sign, date, and deliver to the Secretary one or more written demands for a special meeting which describe the purposes for the meeting.

                  i. Only issues identified in the notice of a special meeting may be conducted at that meeting. The Secretary shall issue notice of any special meeting as provided in Paragraph 3.6(b).

3.3. ADJOURNED MEETINGS. The chairman of the meeting may adjourn a shareholders' meeting at any time a quorum, as that term is defined in
         Section 3.8, is not present. With the consent of the holders of a majority of the shares represented in person or by proxy, and entitled to vote at a shareholders' meeting, the chairman of the meeting may adjourn the meeting for any reason to a time and place determined by the chairman of the meeting. The chairman of the meeting may adjourn a meeting at which directors are to be elected only from day to day until the directors are elected. The shareholders may conduct any business at an adjourned meeting which they might have conducted at the original meeting.

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3.4.     MEETING  PLACE.  Shareholders'  meetings  may  be  held  either  at the corporation's registered Washington office or at any other place designated by the Board and identified in, the notice of the meeting.

3.5. CHAIRMAN OF THE MEETING. The Chairman shall serve as chairman of all shareholders' meetings. In the absence of the Chairman, the President or any other person appointed by the Board shall serve as chairman of a shareholders' meeting.
3.6.     NOTICE OF SHAREHOLDERS' MEETINGS.

         A. ANNUAL MEETINGS. The corporation shall notify the shareholders of each annual shareholders' meeting. The corporation shall deliver notice, as provided in Section 9.1, at least ten (10), but not more than sixty (60), days before the meeting date. Notice of an annual meeting need not include a description of the purposes of the meeting, except as provided under Paragraph (c) below. The corporation must deliver notice to all shareholders entitled to vote at the annual meeting, and must notify certain other shareholders of an annual meeting as provided in Paragraph (c) below.

         B. SPECIAL MEETINGS. The corporation shall notify the shareholders entitled to vote on the actions to be considered at any special meeting called pursuant to Section 3.2. The corporation need not notify all shareholders unless required to do so as provided in Paragraph (c) below. The notice must include a description of the purposes for which the meeting was called, and be accompanied by other materials described in Paragraph (c) below. The corporation must deliver the notice at least ten (10), but not more than sixty (60), days before the meeting date. If the corporation fails to issue the notice within ten (10) days after shareholders holding ten percent (10%) or more of the outstanding shares entitled to vote on a particular issue have delivered to the Secretary written demand for a special meeting to consider that issue in accordance with Paragraph 3.2(b), the shareholders requesting the meeting may issue the notice on behalf and at the expense of the corporation.

         C. MEETINGS CONCERNING EXTRAORDINARY ACTS. If a purpose of a shareholders' meeting is to consider action on an amendment to the Articles, a planned merger or share exchange, a proposed sale, lease, or other disposition of all or substantially all of the property of the corporation other than in the regular course of business, or the dissolution of the corporation, the corporation shall notify all shareholders, whether or not entitled to vote, at least twenty (20), but not more than sixty (60), days before the date of the meeting. The notice must describe the proposed action with reasonable clarity and must contain or be accompanied by a copy of the proposed Amendment, the plan of merger or exchange, or the agreement of sale or lease, as applicable.

         D. ADJOURNED MEETINGS. In general, the corporation need not provide notice to the shareholders of an adjourned meeting if the time, date, and place for reconvening the meeting is announced before the meeting is adjourned. However, if the chairman of a meeting adjourns a meeting for more than one hundred twenty (120) days from the date of the original meeting, the Secretary shall fix a new record date for the


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                        BYLAWS OF GENESIS FINANCIAL, INC.
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                  adjourned  meeting  and  shall  issue  a  new  notice  of  the adjourned meeting to each shareholder of record entitled to notice of or to vote at the adjourned meeting.

3.7.     WAIVER OF NOTICE.

         A. WRITTEN WAIVER. A shareholder may waive any notice before or after the date and time of the meeting that is the subject of the notice. Except as provided by Paragraphs (b) and (c), the waiver must be in writing, signed by the shareholder entitled to the notice, and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

         B. WAIVER BY ATTENDANCE. A shareholder's attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

         C. WAIVER OF OBJECTION TO PARTICULAR MATTER. A shareholder waives objection to consideration of a particular matter at a meeting that is not within the purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

3.8.     QUORUM.

         A. ACTION IF QUORUM PRESENT. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares is present. In general, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for that matter.

         B. SHARE REPRESENTED FOR ENTIRE MEETING. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or to transacting business at the meeting, the share is deemed present for purposes of establishing a quorum for the remainder of the meeting and for any adjournment of that meeting unless a new record date is set for the adjourned meeting in accordance with Paragraph 3.14(b).

3.9. ATTENDANCE BY COMMUNICATIONS EQUIPMENT. Shareholders may participate in a shareholders' meeting by any means of communication which enables all persons participating in the meeting to hear each other simultaneously during the meeting. A shareholder who participates by means of communications equipment is deemed to be present in person at the meeting.

3.10.    VOTING.

         A. GENERAL RULE. In general, if a quorum is present, a matter may be approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action.

         B. VOTING ON EXTRAORDINARY ACTS. The holders of more than a majority of all shares entitled to vote on an amendment to the Articles, a plan of merger or share exchange, a sale of assets other than in the regular course of business, or a proposal to dissolve the corporation must vote in favor of the proposed action for the corporation to take the action.

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         C.       ELECTION  OF   DIRECTORS.   Directors   shall  be  elected  in
                  accordance with the provisions of Section 4.5.

         D. AMENDMENTS TO QUORUM RULES. An amendment to the Articles adding, changing, or deleting either:

                  i. A quorum for a voting group greater or lesser than specified in Paragraph 3.8(a); or

                  ii. A voting requirement for a voting group greater than specified in Paragraph (a) above must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect.

3.11.    PROXIES.

         A. VOTING BY PROXY. A shareholder may vote the shareholder's shares in person or by proxy.

         B. PROXY APPOINTMENT. A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by the shareholder's agent.

         C. TERM OF APPOINTMENT. An appointment of a proxy is effective when received by the Secretary. An appointment is valid for eleven (11) months unless it is revoked earlier or the appointment form expressly provides for a longer period.

         D. DEATH OR INCAPACITY OF SHAREHOLDER. The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority, unless the Secretary is given notice of the death or incapacity before the proxy exercises the proxy's authority under the appointment.

         E. CORPORATION'S POWER TO ACCEPT PROXY'S ACTIONS. The corporation is entitled to accept a proxy's vote or other action as that of the shareholder, subject to the provisions of Section 3.12 and to any express limitation on the proxy's authority appearing on the face of the appointment form.

3.12.    CORPORATION'S ACCEPTANCE OF VOTES.

         A. ACCEPTANCE OF VOTE. If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation may accept the vote, consent, waiver, or proxy appointment as the shareholder's act.

         B. VOTE NOT BY SHAREHOLDER. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation may accept the vote, consent, waiver, or proxy appointment as the shareholder's act if:

                  i. The shareholder is an entity and the name signed purports to be that of an officer, partner, or agent of the entity;

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                  ii.      The   name   signed   purports   to  be  that  of  an
                           administrator,  executor,  guardian,  or  conservator
                           representing   the   shareholder   and   evidence  of
                           fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  iii. The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder, and evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  iv. The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

                  v. Two or more persons are the shareholder as co-tenants or fiduciaries, the name signed purports to be the name of at least one of the co-owners, and the person signing appears to be acting on behalf of all the co-owners.

         C. REJECTION OF VOTE. The corporation may reject a vote, consent, waiver, or proxy appointment if the Secretary has reasonable basis for doubt about the validity of the signature or about the signatory's authority to sign for the shareholder.

3.13.    SHAREHOLDERS' LIST FOR MEETING.

         A. SHAREHOLDERS' LIST. After the corporation fixes a record date for a meeting, the Secretary shall prepare an alphabetical list of the names of all shareholders as of the record date who are entitled to notice of a shareholders' meeting. The list must be arranged by voting group (and within each voting group by class or series of shares), show the most recent address on file of each shareholder, and identify the number of shares held by each shareholder.

         B. LIST AVAILABLE FOR INSPECTION. The Secretary shall make the shareholders' list available for inspection by any shareholder, beginning ten (10) days prior to the meeting and continuing through the meeting. The list will be available at the corporation's principal office or at a place (identified in the meeting notice) in the city where the meeting will be held. A shareholder, or the shareholder's agent, may inspect the list during regular business hours and at the shareholder's expense during the period it is available for inspection.

         C. LIST AT MEETING. The Secretary shall make the shareholders' list available at the meeting. Any shareholder or shareholder's agent may inspect the list at any time during the meeting or any adjourned meeting.

         D. RIGHT TO COPY. A shareholder may copy the list as provided in Sections 10.2 and 10.3.

3.14.    FIXING THE RECORD DATE.


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         A.       DATE FOR MEETINGS.  The Board shall fix a record date in order to determine which shareholders are entitled to notice of a shareholders' meeting or to vote at the meeting. If the Board fails to fix a record date for a meeting, then the day before
                  the  first   notice  of  the  meeting  is   delivered  to  the
                  shareholders shall be the record date. If the Secretary does not issue notice of a meeting because all shareholders entitled to notice have waived notice, then the record date shall be the date on which the Secretary received the last waiver of notice.

         B. DATE FOR ADJOURNED MEETINGS. Once the Secretary has determined which shareholders are entitled to notice of or to vote at a shareholders' meeting, the determination is effective for any adjournment of the meeting unless the Board fixes a new record date. The Board must fix a new record date if the meeting is adjourned for more than one hundred twenty (120) days after the date fixed for the original meeting.

         C. DATE FOR DIVIDENDS AND DISTRIBUTIONS. If the Board fails to fix a record date for determining which shareholders are entitled to receive a share dividend or a distribution which does not involve a purchase, redemption, or other acquisition of the corporation's shares, the record date shall be the date the Board authorizes that dividend or distribution.

         D. DATE FOR ACTION WITHOUT MEETING. The record date for determining which shareholders may vote to take action without a meeting is the date the first shareholder signs the consent describing the action to be taken.

3.15.    ACTION BY SHAREHOLDERS WITHOUT A MEETING.

         A. ACTION AGREED TO BY ALL SHAREHOLDERS. Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting or vote if either:

                  i. the action (a "Unanimous Consent") is taken by all the shareholders entitled to vote on the action; or

                  ii. so long as this corporation is not a public company, the action is taken by the shareholders holding of record, or otherwise entitled to vote, in the aggregate not less than the niminum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote on the action were present and voted (a "Majority Consent").

                  iii. To the extent that prior notice is required by law, any advance notice required by statute to be given to nonconsenting shareholders shall be made at least one business day prior to the effectiveness of the action, or such longer period as required by law. The form of this notice shall be sufficient to appraise the nonconsenting shareholder of the nature of the action to be effected, in a manner approved by the directors of this corporation or by the committee or officers to whom the board has delegated that responsibility. The consents must be delivered to the corporation for inclusion in the minutes or filing


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                  with the corporate records.

         B. RECORD DATE. The record date for determining shareholders entitled to take action without a meeting shall be as specified in Section 3.14.

         C. WITHDRAWAL OF CONSENT. A shareholder may withdraw consent only by delivering a written notice of withdrawal to the Secretary prior to the time that all consents are in possession of the corporation.

         D. EFFECTIVE DATE OF ACTION. Action taken by the shareholders without a meeting shall be effective when all consents are in possession of the corporation, unless the consents specify a later effective date.

         E. ACTION BY CONSENT. An action taken by consent has the effect of a meeting vote and may be described as such in any document.

3.16. RATIFICATION. Any action taken by the corporation, the directors, or the officers which is subsequently authorized, approved, or ratified by vote of the number of shares that would have been sufficient to approve the action in the first instance, shall be valid and binding as though ratified by every shareholder of the corporation.

4.       BOARD OF DIRECTORS

4.1. MANAGEMENT RESPONSIBILITY. The corporation shall have a Board of Directors, which shall be responsible for the exercise of all corporate powers. The Board shall manage the business, affairs, and property of the corporation.

4.2.     COMMITTEES.

         A. CREATION. The Board may create one or more Committees of directors. Each Committee must have two or more members.

         B. APPROVAL OF COMMITTEES. The number of directors required to take action under Section 4.11 must approve the creation of a Committee.

         C. RULES GOVERNING COMMITTEES. The rules governing meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board, under Sections
                  4.10 through 4.15, apply to Committees.

         D. POWERS OF COMMITTEES. Subject to the limitations stated in Paragraph (e) below, the Board shall specify the extent to which each Committee may exercise the authority of the Board.

         E.       LIMITATIONS ON COMMITTEE ACTION. A Committee may not:

                  i. Authorize or approve a distribution except according to a general formula or method prescribed by the Board;

                  ii. Approve or propose to shareholders action which must be approved by the shareholders;

                  iii.     Fill vacancies on the Board or on any Committee;

                  iv.      Amend the Articles;

                  v.       Adopt, amend, or repeal these Bylaws;

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                  vi.      Approve a plan of merger  not  requiring  shareholder
                           approval; or

                  vii. Authorize or approve the issuance or sale of shares or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares.

         F. MINUTES. All Committees shall keep regular minutes of their meetings, which shall be included in the corporate minute books at the registered office of the corporation.

         G. NO RELIEF FROM RESPONSIBILITY. Neither the Board nor any director may be relieved of any responsibility imposed by law, the Articles, or these Bylaws by designating a Committee and delegating the Board's or the director's responsibilities to the Committee.

4.3.     DUTIES OF DIRECTORS.

         A. DUE CARE AND LOYALTY. Each person, who is a director, shall perform the duties of a director, including any duties the director may have as a member of any Committee:

                  i.       In good faith;

                  ii. In a manner the director reasonably believes to be in the best interests of the corporation; and

                  iii. With the care an ordinarily prudent person in a like position would use under similar circumstances.

         B. RIGHT TO RELY ON EXPERTS. In performing corporate duties, a director may rely on information, opinions, reports, or statements, including financial statements or other financial data prepared or presented by:

                  i. One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

                  ii. Legal counsel, public accountants, or other persons concerning matters which the director reasonably believes to be within their professional or expert competence; or

                  iii. A Committee, the deliberations of which the director reasonably believes merits confidence, concerning matters within the Committee's designated authority.

         C. FAILURE TO ACT IN GOOD FAITH. A director fails to act in good faith if the director relies on information provided by the above persons even though the director has knowledge concerning a particular matter that would make reliance on the information unwarranted.

4.4. NUMBER AND QUALIFICATION OF DIRECTORS. The Board shall consist of no fewer than one (1) and no more than seven (7) directors. The corporation shall have one (1) director until that number is changed in accordance with these Bylaws. If the shareholders elect a greater or lesser number of directors than is specified in this


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         section,  then election of that number shall  automatically amend these
         Bylaws to increase the number of directors to the number elected. No director need be a shareholder of the corporation. The Board or the Shareholders may fix the number of directors and may, at any time, increase the size of the Board to the maximum allowed by these Bylaws.

4.5.     ELECTION OF DIRECTORS.

         A. INITIAL DIRECTORS; ANNUAL ELECTIONS. The terms of the initial directors will expire at the first annual meeting of shareholders. The shareholders shall elect successor directors at the first annual meeting of shareholders, and at each annual meeting thereafter.

         B. CUMULATIVE VOTING. Cumulative voting for the election of directors is prohibited.

         C. ELECTION. In any election of directors, the candidates elected are those who receive a majority of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected.

4.6. TERM OF OFFICE. Each director shall hold office for a one-year term until the next succeeding annual meeting, and thereafter until the director's successor is elected and qualified. If a director dies, resigns, or is removed, the director's replacement shall serve throughout the remaining portion of the director's term, and thereafter until the director's successor is elected and qualified.

4.7. VACANCY ON BOARD OF DIRECTORS. In case of a vacancy in the Board of Directors because of a director's resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor.

4.8. RESIGNATION. A director may resign at any time by delivering written notice to the Chairman, the President, the Secretary, or each member of the Board. A resignation shall take effect when notice is delivered, unless the notice specifies a later effective date. The corporation need not accept a resignation for the resignation to be effective. A resignation shall not affect the rights of the corporation under any contract with the resigning director.

4.9.     REMOVAL.

         A. SPECIAL MEETING. The shareholders may remove one or more directors, with or without cause, only at a special meeting of shareholders called expressly for that purpose. The notice of the meeting must state that the purpose of the meeting is to remove one or more directors.

         B. VOTING. The shareholders may remove a director by affirmative vote of the holders of a majority of the shares entitled to vote on the election of that director. A director may not be removed if votes sufficient to elect the director are voted against the director's removal.


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4.10.    MEETINGS.

         A. ANNUAL MEETING. The first meeting of each newly elected Board shall be known as the annual Board meeting. The Board shall hold the annual Board meeting, without notice, immediately after the annual shareholders' meeting or after any special shareholders' meeting at which new directors are elected. The Board shall hold the annual Board meeting at the same place as the annual shareholders' meeting unless the Board specifies another place by resolution.

         B. REGULAR MEETINGS. The Board may hold regular meetings at a place and on a day and hour fixed by resolution of the Board.

         C. SPECIAL MEETINGS. The Chairman or any two directors may call a special meeting of the Board. The Board shall hold the special meeting at the place and on the day and hour specified by the persons calling the meeting.

         D. ADJOURNED MEETINGS. A majority of the directors present may vote to adjourn any meeting to another time and place even if the number of directors present or voting does not constitute a quorum. If the meeting is adjourned for more than forty-eight (48) hours, the Secretary shall give notice of the time and place of the adjourned meeting to the directors who were not present at the time the meeting was adjourned.

4.11.    QUORUM AND VOTING OF DIRECTORS.

         A. MAJORITY CONSTITUTES A QUORUM. A majority of the directors shall constitute a quorum for the transaction of business at a meeting, except as provided in Section 4.7 and in Paragraph
                  (b) below. The appropriate percentage of the directors present at a meeting at which a quorum is present may take any actions which the directors are authorized to take on behalf of the corporation.

         B. ACTION IN ABSENCE OF A QUORUM. The Board may continue to transact business at a meeting at which a quorum was initially present. In order to take any action at a meeting at which a quorum is no longer present, the action must be approved by a sufficient percentage of the number of directors required to establish a quorum.

         C. DISSENT BY DIRECTORS. A director may abstain or dissent from any action taken. However, a director may not dissent or abstain if the director voted in favor of the action taken. A director who is present at a meeting when action is taken is deemed to have assented to the action taken unless:

                  i. The director objects at the beginning of the meeting to holding the meeting or to transacting business at the meeting;

                  ii. The director's dissent or abstention from the action taken is entered in the minutes of the meeting; or

                  iii.     The   director   delivers   written   notice  of  the
                           director's  dissent or

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                           abstention to the chairman of the meeting  before the
                           Board adjourns the meeting or to the corporation within a reasonable time after the Board adjourns the meeting.

4.12. ATTENDANCE BY COMMUNICATIONS EQUIPMENT. The directors may participate in a meeting by means of any communications equipment which enables all persons participating in the meeting to hear each other simultaneously during the meeting. A director who participates by means of communications equipment is deemed to be present in person at the meeting.

4.13. ACTION BY DIRECTORS WITHOUT A MEETING. The Board may take any lawful action without a meeting if each director delivers a signed consent to the corporation which describes the action to be taken. An action approved by consent shall have the same effect as an action approved by unanimous vote at a meeting duly held upon proper notice, and may be described as such in any document. All consents shall be inserted into the minute books as if they were the minutes of a Board meeting. An action taken by consent by the Board shall be effective when the last director signs the consent, unless the consent specifies a later effective date.

4.14.    NOTICE OF MEETING.

         A. REGULAR MEETINGS. The Secretary may, but need not, issue notice pursuant to Article IX of any regular Board meeting if the time and place of the regular meeting has been fixed by resolution of the Board and a copy of the resolution has been mailed or delivered to each director at least two (2) days preceding the day of the first meeting held under that schedule.

         B. SPECIAL MEETINGS. The Secretary, or the person calling a special Board meeting, shall issue notice pursuant to Article IX of the date, time, and place of the meeting at least two
                  (2) days preceding the day on which the meeting is to be held. Any Board meeting shall be properly called if each director either has received valid notice of the meeting, is present without objecting, or waives notice of the meeting pursuant to Paragraph (c) below. The notice of any regular or special meeting of the Board need not specify the purpose of the meeting or the actions proposed for the meeting unless these Bylaws so require.

         C. WAIVER OF NOTICE. A director may waive notice before or after the date and time stated in the notice. A waiver shall be equivalent to receipt of notice. A director may waive notice by submitting a written waiver, signed by the director entitled to the notice, to the corporation for inclusion in the minutes or filing with the corporate records. A director may also, by attending or participating in a meeting, waive any required notice of the meeting unless the director, at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

4.15. CHAIRMAN OF THE MEETING. The Chairman shall serve as the chairman of the meeting of all Board meetings. In the absence of the Chairman, the President or any other person appointed by the Board shall serve as the chairman of the meeting of a Board meeting.


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4.16.    COMPENSATION.  The Board  shall fix the  amount or salary to be paid to each director for service as a director or for attendance at each meeting of the Board. Salary or payment for service as a director shall not preclude a director from serving the corporation in any other capacity or from receiving compensation for service in that other capacity.

4.17.    LIABILITY FOR UNLAWFUL DISTRIBUTIONS.

         A. DIRECTOR'S LIABILITY. A director who votes for or assents to an unlawful distribution made in violation of Section 8.1 is personally liable to the corporation for the amount of the distribution that exceeds what could have been distributed without violating Section 8.1, if the director fails to perform the director's duties in compliance with Section 4.3.

         B. RIGHT TO CONTRIBUTION. A director held liable for an unlawful distribution is entitled to contribution:

                  i. From every other director who could be held liable for the unlawful distribution; and

                  ii. From each shareholder for the amount the shareholder accepted knowing the distribution was unlawful.

5.       CONFLICTING INTEREST TRANSACTIONS

5.1.     DEFINITIONS. For purposes of this Article:

         A. "CONFLICTING INTEREST" means the interest a director has respecting a transaction effected or proposed to be effected by the corporation or any other entity in which the corporation has a controlling interest if:

                  i. The director knows at the time the corporation takes action that the director or a related person is a party to the transaction or has a significant beneficial financial interest in or so closely linked to the transaction that a reasonable person would expect the interest to influence the director's judgment, if the director were called upon to vote on the transaction; or

                  ii. The transaction is brought before the Board for action, and the director knows at the time the Board reviews the transaction that any of the following persons is either a party to the transaction or has a significant beneficial financial interest in or so closely linked to the transaction that a reasonable person would expect the interest to influence the director's judgment if the director were called upon to vote on the transaction:

                           A.       An  entity  of  which  the   director  is  a
                                    director,   general   partner,   agent,   or
                                    employee;

                           B. An entity that controls, is controlled by, or is under common control with one or more of the entities specified in (A); or

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                           C.       An  individual  who  is a  general  partner,
                                    principal, or employer of the director.

         B. "DIRECTOR'S CONFLICTING INTEREST TRANSACTION" means a transaction effected or proposed to be effected by the corporation or any other entity in which the corporation has a controlling interest respecting which a director of the corporation has a conflicting interest.

         C. "QUALIFIED DIRECTOR" means any director who does not have either:

                  i.       A conflicting interest respecting the transaction; or

                  ii. A familial, financial, professional, or employment relationship with a second director who does have a conflicting interest respecting the transaction, which relationship would, in the circumstances, reasonably be expected to exert an influence on the first director's judgment when voting on the transaction.

         D. "QUALIFIED SHARES" means any shares entitled to vote with respect to the director's conflicting interest transaction except shares that, to the knowledge, before the vote, of the Secretary, are beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction or by a related person of the director, or both.

         E.       "RELATED PERSON" of a director means:

                  i. A child, grandchild, sibling, parent, or spouse of, or an individual occupying the same household as, the director, or a trust or estate of which any of the above individuals is a substantial beneficiary; or

                  ii. A trust, estate, incompetent, conservatee, or minor of which the director is a fiduciary.

         F. "REQUIRED DISCLOSURE" means disclosure by the director who has a conflicting interest of:

                  i.       The   existence   and   nature   of  the   director's
                           conflicting interest; and

                  ii. All facts known to the director respecting the subject matter of the transaction that an ordinarily prudent person would reasonably believe to be material to a judgment about whether or not to proceed with the transaction.

5.2.     DIRECTORS' ACTION.

         A. MAJORITY VOTE. Director's action respecting a director's conflicting interest transaction is effective, if the transaction received the affirmative vote of a majority of (but no fewer than two) qualified directors who voted on the transaction after either required disclosure to them or compliance with Paragraph (b) below.

         B. DIRECTOR'S DISCLOSURE. If a director has a conflicting interest respecting a transaction, but neither the director nor a related person of the director is a party to the transaction, and if the director has a duty under law or

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                  professional  canon, or a duty of  confidentiality  to another person, which would prevent that director from making the disclosure described in Paragraph 5.1(f), then disclosure is sufficient if the director:

                  i. Discloses to the directors voting on the transaction the existence and nature of the director's conflicting interest and informs them of the character and limitations imposed by that duty before their vote on the transaction; and

                  ii. Plays no part, directly or indirectly in their deliberations or vote.

         C. QUORUM. A majority (but no fewer than two) of the qualified directors constitutes a quorum for purposes of action that comply with this Article. Directors' action that otherwise complies with this Article is not affected by the presence or vote of a director who is not a qualified director.

5.3.     SHAREHOLDERS' ACTION.

         A. MAJORITY VOTE. Shareholders' action respecting a director's conflicting interest transaction is effective if a majority of the votes entitled to be cast by the holders of all qualified shares were cast in favor of the transaction after:

                  i. Notice to shareholders describing the director's conflicting interest;

                  ii.      Provision of the information referred to in Paragraph
                           (c) below; and

                  iii. Required disclosure to the shareholders who voted on the transaction.

         B. QUORUM. A majority of the votes entitled to be cast by the holders of all qualified shares constitutes a quorum for purposes of action that complies with this section. Subject to the provisions of Paragraph (c), shareholders' action that otherwise complies with this section is not affected by the presence or voting of shares that are not qualified shares.

         C.       DIRECTOR'S  DISCLOSURE.  A  director,  who  has a  conflicting interest respecting the transaction shall, before the shareholders' vote, inform the Secretary of the number, and the identity of persons holding or controlling the vote of all shares that the director knows are beneficially owned or the voting of which is controlled by the director or by a related person of the director.

6.       INDEMNIFICATION

6.1.     INDEMNIFICATION DEFINITIONS. For purposes of this Article:

         A. "CORPORATION" includes any domestic or foreign predecessor entity of a corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         B. "DIRECTOR" means an individual who is or was a director of the corporation or an individual who, while a director of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to

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                  be  serving  an  employee  benefit  plan at the  corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires
                  otherwise,   the  estate  or  personal   representative  of  a
                  director.

         C.       "EXPENSES" include counsel fees.

         D. "LIABILITY" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

         E.       "OFFICIAL CAPACITY" means:

                  i. When used with respect to a director, the office of director in the corporation; and

                  ii. When used with respect to an individual other than a director, as contemplated in Section 6.6, the office in the corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the corporation. "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

         F. "PARTY" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         G.       "PROCEEDING"  means  any  threatened,  pending,  or  completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and whether formal or informal.

6.2.     INDEMNIFICATION.

         A. RIGHT TO INDEMNITY. Except as provided in Paragraph (d), the corporation shall indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if:

                  i.       The individual acted in good faith; and

                  ii.      The individual reasonably believed:

                           A. In the case of conduct in the individual's official capacity with the corporation, that the individual's conduct was in its best interests; and

                           B. In all other cases, that the individual's conduct was at least not opposed to its best interests; and

                  iii.     In  the  case  of  any   criminal   proceeding,   the
                           individual had no reasonable cause to believe the individual's conduct was unlawful.

         B. CONDUCT CONCERNING EMPLOYEE BENEFIT PLANS. A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the

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                  participants in and  beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (a)(2)(B).

         C. LEGAL PROCEEDINGS. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

         D. LIMITS ON INDEMNITY. The corporation shall not indemnify a director under this section:

                  i. In connection with a proceeding by or in the right of the corporation in which the director is adjudged liable to the corporation; or

                  ii. In connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

         E. COVERAGE OF REASONABLE EXPENSES. Indemnification provided under this section in connection with a proceeding by, or in the right of the corporation, is limited to reasonable expenses incurred in connection with the proceeding.

6.3.     ADVANCES FOR EXPENSES.

         A. ADVANCES. The corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

                  i. The director furnishes the corporation a written affirmation of the director's good faith belief that the director has met the standard of conduct described in Section 4.3; and

                  ii.      The  director  furnishes  the  corporation  a written
                           undertaking, executed personally, or on the director's behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct.

         B. DIRECTOR'S UNDERTAKING. The undertaking required by subparagraph (a)(2) must be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment if the Board determines that the risk the advance will not be repaid is reasonable under the circumstances. The provisions of Section 5.2 will apply in making any such determination.

6.4.     DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION.

         A. DETERMINATION OF PROPER CONDUCT. The corporation shall not indemnify a director under Section 6.2 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in Section 6.2.

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

         B.       BOARD DETERMINATION. The determination shall be made:

                  i.       By the Board by majority vote of a quorum  consisting
                           of   directors   not  at  the  time  parties  to  the
                           proceeding;

                  ii.      If a quorum  cannot be  obtained  under  subparagraph
                           (1), by majority vote of a Committee duly designated by the Board (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

                  iii.     By special legal counsel:

                           A. Selected by the Board or its Committee in the manner prescribed in subparagraph (1) or
                                    (2); or

                           B. If a quorum of the Board cannot be obtained under Subparagraph (1) and a Committee cannot be designated under Subparagraph (2), selected by majority vote of the full Board (in which selection directors who are parties may participate); or

                  iv. By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

         C.       AUTHORIZATION    OF    INDEMNIFICATION.    Authorization    of
                  indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subparagraph
                  (b)(3) to select counsel.

6.5. SHAREHOLDER AUTHORIZED INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. If authorized by the Articles of Incorporation, any Bylaw adopted or ratified by the shareholders, or any resolution adopted or ratified, before or after the event, by the shareholders, the corporation shall have power to make or agree to indemnify a director made a party to a proceeding, or obligate itself to advance or reimburse expenses incurred in a proceeding, without regard to the limitations in Sections 6.2, 6.3 and 6.4; provided that no such indemnity shall indemnify any director from or on account of.

         a. Acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law;

         b.       Conduct of the director finally adjudged to be in violation of
                  Section 4.17; or

         c. Any transaction with respect to which it is finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled.

6.6. INDEMNIFICATION OF OFFICERS, EMPLOYEES, AND AGENTS. The corporation shall indemnify and advance expenses under Sections 6.2 through 6.5 to an officer,


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         employee, or agent of the corporation who is not a director to the same extent as to a director.

6.7. INSURANCE. The corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by the individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not the corporation would have power to indemnify the individual against the same liability under
         Section 6.2.

6.8. REPORT TO SHAREHOLDERS. If the corporation indemnifies or advances expenses to a director under Section 6.2, 6.3, or 6.5 in connection with a proceeding by or in the right of the corporation, the corporation shall report the indemnification or advance in writing to the shareholders, with or before, the notice of the next shareholders' meeting.

7.       OFFICERS.

7.1. OFFICERS AND THEIR DUTIES. The following officers shall be elected annually and shall have the duties enumerated below:

         A. CHAIRMAN OF THE BOARD. The Chairman shall be a director and shall perform the duties assigned to the Chairman by the
                  Board. The Chairman shall preside at all meetings of the shareholders and at all meetings of the Board. The Chairman may sign deeds, mortgages, bonds, contracts, or other instruments, unless these powers have been expressly delegated by the Board to some other officer or agent of the corporation or are otherwise required by law to be signed or executed by some other officer or in some other manner. If the President dies or becomes unable to act, the Chairman shall perform the duties of the President, except as may be limited by resolution of the Board.

         B.       PRESIDENT.

                  i. The President shall be the chief executive officer of the corporation unless some other officer is so designated by the Board. The President shall supervise and control the assets, business, and affairs of the corporation. If no Chairman has been elected, the President shall be a director. The President may sign certificates for shares of the corporation, deeds, mortgages, bonds, contracts, or other instruments, unless these powers have been expressly delegated by the Board to some other officer or agent of the corporation. The President shall vote shares in other corporations which are owned by the corporation, unless the Board prescribes otherwise. The President shall perform all duties incident to the office of president and any other duties which the Board may prescribe.

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                  ii.      The  President  may  appoint  one or  more  Assistant
                           Secretaries   and   Assistant   Treasurers,   as  the
                           President deems necessary.

         C. VICE PRESIDENTS. The Board may designate one or more Vice Presidents or other officers and assistant officers as the Board determines is necessary or advisable, or the Board may delegate that power to the President. The Vice Presidents shall have the powers and perform the duties accorded to them by the Board, the Articles, the Bylaws, or delegated to them by the Chairman or the President. If no Chairman has been elected, in the absence or disability of the President, the Vice President, designated by the Board, shall perform the duties of the President. When so acting, the designated Vice President shall have all the powers of, and be subject to the same restrictions as is the President. However, a Vice President may not preside as the chairman of a Board meeting unless that Vice President is also a director.

         D.       SECRETARY.

                  i.       The Secretary shall:

                           A. Prepare the minutes of meetings of the directors and of the shareholders, keep the minutes in one or more books provided for that purpose, and be responsible for authenticating the records of the corporation;

                           B. Ensure that all notices are given in accordance with the provisions of Sections 3.6, 4.14 and Article IX of these Bylaws and as required by law;

                           C. Serve as custodian of the corporate records and the corporate seal, and ensure that the seal is affixed to all documents requiring the corporation's seal, provided that the document has been duly authorized for execution;

                           D. Keep a register of the address of each shareholder, director, and officer;

                           E.       Sign    certificates     representing    the
                                    authorized shares of the corporation;

                           F. Maintain the stock transfer books of the corporation pursuant to the provisions of
                                    Section 2.7;

                           G. Appoint a registrar or transfer agent to oversee the stock transfer books;

                           H. When required by law or resolution of the Board, sign the corporation's deeds, mortgages, bonds, contracts, or other instruments; and

                           I. Perform all other duties incident to the office of Secretary or assigned by the President or the Board.

                  ii.      In  the  absence  of  the  Secretary,   an  Assistant
                           Secretary may perform the duties of the Secretary.


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         E.       TREASURER.

                  i.       The Treasurer shall:

                           A. Take custody of and account for all funds and securities held by the corporation;

                           B. Receive and give receipts for sums due to the corporation, and deposit those sums in the name of the corporation in banks, trust companies, or other depositories which the Board may select in accordance with the provisions of these Bylaws; and

                           C. Perform all other duties incident to the office of treasurer or assigned to the Treasurer by the President or the Board.

                  ii.      In  the  absence  of  the  Treasurer,   an  Assistant
                           Treasurer may perform the duties of the Treasurer.

         F. ADDITIONAL DUTIES; OTHER OFFICERS AND AGENTS. The Board may assign any officer any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint assistant officers or agents and to prescribe the terms of office, authorities, and duties of such assistant officers or agents.

         G. AUTHORITY TO ENTER CONTRACTS AND TO ISSUE CHECKS AND DRAFTS. The Board may authorize any officer or agent of the corporation to enter into contracts or to execute and deliver instruments in the name of and on behalf of the corporation. The Board may grant either general or limited authority to its officers and agents to make contracts or execute instruments. The Board shall authorize certain officers or agents of the corporation to sign the corporation's checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation.

7.2. QUALIFICATIONS. None of the officers is required to be a director, except as specified in Section 7.1. The same person may hold two or more corporate offices, except that one person may not hold the offices of President and Secretary at the same time.

7.3.     STANDARDS OF CONDUCT FOR OFFICERS.

         A. DUE CARE AND LOYALTY. An officer with discretionary authority shall discharge the officer's duties under that authority:

                  i.       In good faith;

                  ii. With the care an ordinarily prudent person in a like position would exercise under similar circumstances; and

                  iii. In a manner the officer reasonably believes to be in the best interests of the corporation.

         B. RIGHT TO RELY ON EXPERTS. In performing the officer's duties, the officer may


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                  rely  on  information,   opinions,   reports,  or  statements,
                  including  financial   statements  and  other  financial  data
                  prepared or presented by:

                  i. One or more officers or employees of the corporation whom the officer reasonably believes to be reliable and competent in the matters presented; or

                  ii. Legal counsel, public accountants, or other persons concerning matters the officer reasonably believes to be within their professional or expert competence.

         C. FAILURE TO ACT IN GOOD FAITH. An officer fails to act in good faith if the officer relies on information provided by the above persons, even though the officer has knowledge that makes reliance on the information unwarranted.

7.4. BONDS. The Board may require any officer to post a bond to ensure that the officer faithfully performs the duties of the office, and that in case of the death, resignation, retirement or removal of the officer, the officer returns all books, papers, vouchers, money and other property in the officer's possession or under the officer's control which belongs to the corporation. The bond shall be in the amount and with any sureties required by the Board.

7.5. DELEGATION. The Board may delegate the powers and duties of an officer who is absent or unable to act to any officer, director, or other person.

7.6. ELECTION AND TERM OF OFFICE. The Board shall elect the officers at the annual Board meeting. If the Board fails to elect the officers at that meeting, it shall convene a meeting to elect the officers as soon thereafter as possible. Each officer shall hold office for a one-year term until the next succeeding annual Board meeting, or until the officer's successor is elected and qualified, unless the officer dies, resigns, or is removed.

7.7. VACANCIES. The Board may fill a vacancy in any office created because of the death, resignation, removal, or disqualification of an officer, because of the creation of a new office, or for any other cause.

7.8. RESIGNATION. An officer may resign at any time by delivering written notice to the Chairman, the President, any Vice President, the Secretary, or to each member of the Board. An officer's resignation shall take effect at the time specified in the notice or, if the time is not specified, when the notice is delivered. The corporation need not accept a resignation for the resignation to be effective. A resignation shall not affect the rights of the corporation under any contract with the resigning officer.

7.9. REMOVAL. The Board may remove an officer or agent of the corporation, with or without cause, if the Board finds that the best interests of the corporation would be served by removing that officer or agent. The corporation's action to remove the officer or agent shall not affect the officer's contract rights against the corporation. Any officer or assistant officer, if appointed by another officer, may be removed by any officer authorized to appoint officers or assistant officers.

7.10. COMPENSATION. The Board shall set the compensation for the officers and the other agents and employees of the corporation. The Board may delegate the authority to

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         set the  compensation  of the  officers,  agents,  and employees to the
         President. No officer may be prevented from receiving compensation as an officer solely because the officer is also a director of the corporation.



8.       DIVIDENDS AND DISTRIBUTIONS

8.1. DISTRIBUTIONS. The Board may authorize and the corporation may make distributions of cash or other property in the form of a dividend or the purchase, redemption, or other acquisition of the corporation's shares, unless after making the distribution:

         a. The corporation would be unable to pay its debts as they become due in the usual course of business; or

         b. The corporation's total assets would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time of distribution, to satisfy the preferential rights of shareholders whose preferential rights are superior to the shareholders who receive the distribution.

8.2. MEASURE OF EFFECT OF DISTRIBUTION. For purposes of determining whether a distribution may be authorized by the Board of Directors and paid by the corporation under Section 8.1, the effect of distribution shall be measured as follows:

         a. In the case of a distribution of indebtedness which requires the corporation to make principal and interest payments only if those payments would qualify as an allowable distribution under Section 8.1, each payment of principal and interest must qualify as a separate distribution, the effect of which shall be measured on the date the payment is actually made.

         b. In the case of a distribution made through the purchase, redemption, or other acquisition of the corporation's shares, the effect of the distribution shall be measured as of the earlier of:

                  i. The date on which any money or other property is transferred to the shareholders;

                  ii. The date on which any debt is incurred by the corporation; or

                  iii. The date on which the shareholder ceases to be a shareholder with respect to the acquired shares.

         c. In the case of a distribution of indebtedness, other than that described in Paragraph (a) above, the effect of the distribution shall be measured as of the date the indebtedness is distributed.

         d. In any other case, the effect of the distribution shall be measured either:

                  i. As of the date on which the distribution is authorized, if the corporation paid the distribution within one hundred twenty (120) days after the date of authorization; or

                  ii. As of the date of payment, if such date occurs more than one hundred twenty (120) days after the date of authorization.

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8.3.     SHARE DIVIDENDS.

         A. ISSUANCE TO ALL SHAREHOLDERS. The corporation may issue a share dividend by issuing shares pro rata and without consideration to all shareholders or to the shareholders of one or more classes or series.

         B. ISSUANCE TO CLASS OF SHAREHOLDERS. Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless:

                  i.       The Articles so authorize;

                  ii. A majority of the votes entitled to be cast by the class or series to be issued approve the issue; or

                  iii. There are no outstanding shares of the class or series to be issued.

8.4. CLOSURE OF THE STOCK TRANSFER BOOKS. The Board may close the stock transfer books for a period of not more than seventy (70) days for the purpose of making a distribution.

8.5. RESERVES. The corporation may, before making any distribution, set aside certain amounts to serve as a reserve fund to meet contingencies, or for any other purpose. Any funds not distributed by the corporation at the end of any fiscal year shall be deemed to have been thus set aside as a reserve until the Board otherwise disposes of the funds.

9.       NOTICES

9.1.     METHOD OF NOTICE.

         A. GENERAL. In general, notices called for under these Bylaws shall be given in writing.

         B. METHODS OF COMMUNICATION. Notice may be communicated in person; by telephone, telegraph, teletype, or other form of wire or wireless communication; or by mail or private carrier. If these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published; or by radio, television, or other form of public broadcast communication.

         C. EFFECTIVE DATE OF NOTICE TO SHAREHOLDER. Written notice to a shareholder, if in a comprehensible form, is effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the shareholder's address shown in the corporation's current record of shareholders. The Secretary may send notices to a shareholder by delivering or mailing the notice to the shareholder's most recent address on file. Any notice sent to that address shall be deemed sufficient if the shareholder fails to furnish a current address to the Secretary.

         D. NOTICE TO THE CORPORATION. Written notice to the corporation may be addressed to its registered agent at its registered office or to the corporation at the address of its principal office as shown in the most recent annual report.


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         E.       EFFECTIVE DATE OF NOTICE TO OTHER PARTIES.  Except as provided above, written notice to other parties shall be effective at the earliest of:

                  i.       The time of receipt;

                  ii. The date shown on the return receipt if sent by registered mail; or

                  iii.     Five (5) days after the notice was  deposited  in the
                           U. S. first class mail, postage prepaid.

9.2. ORAL NOTICE. The persons convening any meeting of the Board or a Committee may give oral notice of the meeting, which may be communicated in person or by telephone, wire, or wireless communication. Oral notice is effective when communicated if the notice is communicated in a comprehensible manner. Oral notice may be communicated either to the director or to a person who the person giving the notice has reason to believe will promptly communicate the notice to the director.

9.3. WAIVER OF NOTICE. A shareholder or director may waive notice of any meeting by submitting a written signed waiver of notice either before or after the time for holding the meeting, or by attending the meeting in person or by proxy without objecting to a lack of notice.

10.      CORPORATE RECORDS

10.1. MAINTENANCE OF CORPORATE RECORDS. The corporation shall keep the corporation's minute books and all other official records of all meetings at its registered office or principal place of business. The corporation shall keep all minutes and records in written form, or in a form which may be easily converted to written form. The corporation shall maintain in its records the following items:

         a. The Articles or restated Articles and all amendments to the Articles;

         b. The current Bylaws or restated Bylaws and all amendments to the Bylaws;

         c. The minutes of all shareholders', Board and Committee meetings and records of all actions taken by the shareholders, the Board, or a Committee without a meeting;

         d.       All financial statements for the past three (3) years;

         e. All written communications made to the shareholders within the last three (3) years;

         f.       A  register   of  names  and   business   addresses   of  each
                  shareholder, director and officer;

         g.       The last three (3) annual reports; and

         h.       The stock transfer books of the  corporation,  as described in
                  Section 2.7.

10.2.    SHAREHOLDER'S RIGHT TO INSPECT AND COPY RECORDS.

         A. INSPECTION OF CORPORATE RECORDS. A shareholder may inspect and copy,

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                  during regular business hours at the  corporation's  principal office,  any of the records of the  corporation  described  in
                  Section 10.1 if the shareholder gives the corporation written notice of the shareholder's demand at least (5) five business days before the date on which the shareholder wishes to inspect and copy the records.

         B. INSPECTION OF ACCOUNTING AND SHAREHOLDERS' RECORDS. A shareholder may also inspect and copy the accounting records of the corporation and the record of shareholders during regular business hours at a reasonable location specified by the corporation, if the shareholder gives the corporation written notice of the shareholder's demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy the records and:

                  i. The shareholder's demand is made in good faith and for a proper purpose;

                  ii.      The    shareholder    describes    with    reasonable
                           particularity  the  shareholder's   purpose  and  the
                           records the shareholder desires to inspect; and

                  iii.     The  records   are   directly   connected   with  the
                           shareholder's purpose.

10.3.    SCOPE OF INSPECTION RIGHT.

         A. SHAREHOLDER'S AGENT. A shareholder's agent or attorney has the same inspection and copying rights as the shareholder.

         B. COPIES. A shareholder may obtain copies of the corporation's records made by photographic, xerographic, or other reasonable means, including copies in electronic or other nonwritten form if the shareholder so requests.

         C. CHARGE FOR COPYING. The corporation may charge the shareholder for the reasonable costs of labor and materials used to produce copies of any records provided to the shareholder. The charges may not exceed the estimated cost of producing or reproducing the records.

         D. RECORD OF SHAREHOLDERS. The corporation may comply with a shareholder's demand to inspect the record of shareholders by providing the shareholder with a list of shareholders that was compiled no earlier than the date of the shareholder's demand.

10.4. ANNUAL REPORT. The corporation shall prepare and file an annual report on the required form with the Secretary of State of Washington. The corporation shall ensure that the information in the annual report is current as of the date the corporation executes the annual report.

11.      FINANCIAL MATTERS

11.1. BOOKS AND RECORDS OF ACCOUNT. The corporation shall maintain correct and complete books, financial statements, and records of account. The corporation shall keep its books and records of account and prepare its financial statements in accordance with generally accepted accounting principles, which shall be applied on a consistent basis from period to period. The books, records of account, and financial statements

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         shall  be in  written  form  or in any  other  form  capable  of  being converted into written form within a reasonable time.

11.2.    BALANCE SHEET AND INCOME STATEMENT.

         A. ANNUAL BALANCE SHEET AND INCOME STATEMENT. The corporation shall prepare annually (1) a balance statement showing in reasonable detail the financial condition of the corporation as of the close of its fiscal year and (2) an income statement showing the results of the corporation's operations during its fiscal year. The corporation shall prepare these statements not later than four (4) months after the close of each fiscal year, and in any case before the annual shareholders' meeting. These statements shall be prepared in accordance with generally accepted accounting principles which shall be applied on a consistent basis from period to period. The President, or the person who prepared the financial statements, shall prepare a certificate to accompany the annual financial reports attesting to the fact that the preparer used generally accepted accounting principles in preparing the financial statements, and describing any respects in which the statements were prepared on a basis of accounting which was not consistent with statements prepared for the preceding year.

         B. COPIES TO SHAREHOLDERS. The corporation shall mail promptly, upon written request, a copy of the most recent balance sheet and income statement to any shareholder. The corporation shall also furnish, upon written request, a statement of the sources and applications of the corporation's funds and a statement of any changes in the shareholders' equity for the most recent fiscal year, if such statements have been prepared for other purposes.

11.3. DEPOSITS. The officers shall cause all funds of the corporation not otherwise employed to be deposited to the credit of the corporation in such banks, trust companies, or other depositories as the Treasurer may select.

11.4. LOANS. The corporation may not borrow money or issue evidences of indebtedness unless the Board authorizes the action. The corporation shall make no loans which are secured by its own shares, except for indebtedness representing the unpaid purchase price of the corporation's shares.

11.5. FISCAL YEAR. The corporation shall use a calendar year fiscal year unless the Board expressly determines otherwise.

12.      AMENDMENT OF ARTICLES AND BYLAWS

12.1.    AMENDMENT OF ARTICLES.

         A. BY THE BOARD. The Board may, by majority vote and without shareholder action, amend the Articles:

                  i. To delete the names and addresses of the initial directors, the initial registered agent, and the registered office of the corporation;

                  ii.      To change the corporate name;

                  iii.     To  change  the  number  of   authorized   shares  to
                           effectuate a stock split

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                           or  stock  dividend  to be paid in the  corporation's
                           shares  if,  at  the  time  of  the  amendment,   the
                           corporation has only one class of shares outstanding; or

                  iv. To make any other changes expressly permitted by law to be made without shareholder action.

         B. BY THE BOARD AND SHAREHOLDERS. The Board may submit to the shareholders for approval one or more proposed amendments to the Articles. Following notice to all shareholders of a shareholders' meeting in accordance with the provisions of Paragraph 3.6(c) and Article IX, the shareholders may adopt the proposed amendment if a majority of the votes in each voting group entitled to vote on each amendment approve. In the alternative, action may be taken by shareholders without a meeting in accordance with the provisions of Paragraph 3.15.

12.2. AMENDMENT OF BYLAWS BY THE SHAREHOLDERS. The shareholders may amend, alter, or repeal the Bylaws at any meeting of the shareholders, or by unanimous written consent. The shareholders may amend the Bylaws at a special shareholders' meeting only if a copy of the proposed amendments accompanies the notice of the meeting.

12.3. AMENDMENT OF BYLAWS BY THE BOARD. The Board may amend, alter, or repeal the Bylaws by vote of a majority of the Board at any meeting of the Board, or by unanimous written consent of the Board. The Bylaws may be amended at a special meeting of the Board only if notice of the proposed amendment was contained in the notice of the meeting. The shareholders may repeal, by majority vote, any amendment to or alteration of the Bylaws adopted by the Board.

13. CORPORATE SEAL. The Board of Directors may adopt a corporate seal in a form and with an inscription to be determined by the Board. The seal shall be in the form of a circle and shall contain the name of the corporation and the year of incorporation. The application of, or failure to apply the seal to any document or instrument, shall not affect the validity of the document or instrument.

14.      MISCELLANY

14.1. INSPECTOR OF ELECTIONS. Before any annual meeting of shareholders, the Board may appoint an inspector of elections. If the Board does not appoint an inspector of elections, then the chairman of the meeting may appoint an inspector of elections to act at the meeting. If the person appointed as inspector of elections fails to act, the chairman of the meeting may appoint a person to act in the place of the appointed inspector of elections. The chairman of the meeting shall appoint an inspector of elections if requested to do so by any shareholder or shareholder's proxy.

14.2.    DUTIES OF INSPECTOR OF ELECTIONS. The inspector of elections shall:

         a. Determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, whether a quorum is present, and, with the advice of legal counsel to the corporation, the authenticity, validity, and effect of proxies;

         b.       Receive votes, ballots, or consents;

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         c.       Hear and  determine  all  challenges  and questions in any way arising in connection with the right to vote;

         d. Count and tabulate all votes or consents; e. Determine the result of any vote; and

         f. Do any other acts that may be necessary to conduct the election or vote with fairness to all shareholders.

14.3.    RULES OF ORDER.

         A. ROBERT'S RULES GOVERN. The rules contained in the most recent edition of Robert's Rules of Order, Revised, shall govern all meetings of shareholders and directors where those rules do not conflict with the Articles or the Bylaws.

         B. CHAIRMAN OF MEETING. The chairman of the meeting shall have absolute authority over matters of procedure. There shall be no appeal from a procedural ruling by the chairman of the meeting. The chairman of the meeting may dispense with the rules of parliamentary procedure for any meeting or any part of a meeting. The chairman shall clearly state the rules under which any meeting or part of a meeting will be conducted.

         C. ADJOURNMENT DUE TO DISORDER. If disorder should arise which prevents continuation of the legitimate business of any meeting, the chairman of the meeting may adjourn the meeting. Any meeting so adjourned may be reconvened in accordance with Sections 3.3 and 4. 10 of these Bylaws.

         D. REMOVAL OF PERSONS NOT SHAREHOLDERS. The chairman may require anyone who is not a bona fide shareholder of record or the proxy of a shareholder of record to leave any shareholders' meeting.

         E. MATTERS THE PROPER SUBJECT OF ACTION. The shareholders may consider and vote on a resolution or motion at a shareholders' meeting only if:

                  i.       The   resolution   or  motion  was   proposed   by  a
                           shareholder  or  the  duly  authorized   proxy  of  a
                           shareholder; and

                  ii. The resolution or motion was seconded by an individual who is a shareholder or the duly authorized proxy of a shareholder other than the person who proposed the resolution or motion.

14.4.    NUMBER AND GENDER. When required by the context:

         a. The word "it" will include the plural and the word "its" will include the singular;

         b. The masculine will include the feminine gender and the neuter, and vice versa; and

         c. The word "person" will include corporation, firm, partnership or any other form of association.

14.5. SEVERABILITY. If any provision of these Bylaws or any application of any provision is

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         found  to be  unenforceable,  the  remainder  of the  Bylaws  shall  be unaffected.  If the provision is found to be unenforceable when applied
         to  particular  persons  or  circumstances,   the  application  of  the
         provision to other persons or circumstances shall be unaffected.

15. AUTHENTICATION. The foregoing Bylaws were read, approved, and duly adopted by the Board on the 25th day of January, 2002. The President and Secretary were empowered to authenticate these Bylaws by their signatures below.




/s/ Michael A. Kirk
--------------------------------------------------------------------------------
Michael A. Kirk, President


ATTEST:

--------------------------------------------------------------------------------
/s/ Brad E. Herr
Brad E. Herr, Secretary



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